UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2013

Packaging Corporation of America

(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1955 West Field Court, Lake Forest, Illinois 60045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (847) 482-3000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

In connection with the proposed acquisition by Packaging Corporation of America (“PCA”) of Boise Inc. (“Boise”), PCA is filing unaudited pro forma condensed combined financial statements of PCA and certain audited and unaudited consolidated financial statements of Boise.

Pro Forma Financial Information

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the unaudited pro forma condensed combined financial information of PCA that is based on the historical consolidated financial information of PCA and Boise, as adjusted to illustrate the estimated pro forma effects of the events that are directly attributable to the acquisition of Boise (the “Transactions”). The unaudited pro forma condensed combined balance sheet gives effect to the Transactions as if they had been completed as of June 30, 2013. The unaudited pro forma condensed combined income statement information gives effect to the Transactions as if they had occurred on January 1, 2012.

The unaudited pro forma adjustments are based upon currently available preliminary information and assumptions that PCA believes to be reasonable. The pro forma adjustments and related assumptions are described in Exhibit 99.1 hereto.

Historical Financial Statements of Boise

Attached hereto as Exhibit 99.2 and incorporated herein by reference are the audited consolidated balance sheets of Boise and its subsidiaries as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2012, and the consolidated balance sheets of BZ Intermediate Holdings LLC and its subsidiaries as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, capital, and cash flows for each of the years in the three-year period ended December 31, 2012, with the reports of KPMG LLP, an independent registered public accounting firm.

Attached hereto as Exhibit 99.3 and incorporated herein by reference are the unaudited consolidated balance sheets of Boise and its subsidiaries as of June 30, 2013 and December 31, 2012, and the related consolidated statements of operations, comprehensive income, and cash flows for the three and six month periods ended June 30, 2013 and 2012, and the unaudited consolidated balance sheets of BZ Intermediate Holdings LLC and its subsidiaries as of June 30, 2013 and December 31, 2012, and the related consolidated statements of operations, comprehensive income, and cash flows for the three and six month periods ended June 30, 2013 and 2012.

Item 9.01. Financial Statements and Exhibits

Number	Description
23.1	Consent of KPMG LLP, an independent registered public accounting firm.

99.1	Unaudited pro forma condensed combined financial statements of Packaging Corporation of America, including the unaudited pro forma condensed combined balance sheet as of June 30, 2013 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2012 and for the six months ended June 30, 2013.

99.2	Audited consolidated balance sheets of Boise Inc. and its subsidiaries as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2012, and the consolidated balance sheets of BZ Intermediate Holdings LLC and its subsidiaries as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, capital, and cash flows for each of the years in the three-year period ended December 31, 2012, with the reports of KPMG LLP, an independent registered public accounting firm.

99.3	Unaudited consolidated balance sheets of Boise Inc. and its subsidiaries as of June 30, 2013 and December 31, 2012, and the related consolidated statements of operations, comprehensive income, and cash flows for the three and the six month periods ended June 30, 2013 and 2012, and the unaudited consolidated balance sheets of BZ Intermediate Holdings LLC and its subsidiaries as of June 30, 2013 and December 31, 2012, and the related consolidated statements of operations, comprehensive income, and cash flows for the three and the six month periods ended June 30, 2013 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA

Dated: October 15, 2013	By:	/s/ Kent A. Pflederer

Name: Kent A. Pflederer
Title: Senior Vice President—Legal and Administration, General Counsel and Secretary

EXHIBIT INDEX

Number	Description
23.1	Consent of KPMG LLP, an independent registered public accounting firm.

99.1	Unaudited pro forma condensed combined financial statements of Packaging Corporation of America, including the unaudited pro forma condensed combined balance sheet as of June 30, 2013 and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2012 and for the six months ended June 30, 2013.

99.2	Audited consolidated balance sheets of Boise Inc. and its subsidiaries as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2012, and the consolidated balance sheets of BZ Intermediate Holdings LLC and its subsidiaries as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, capital, and cash flows for each of the years in the three-year period ended December 31, 2012, with the reports of KPMG LLP, an independent registered public accounting firm.

99.3	Unaudited consolidated balance sheets of Boise Inc. and its subsidiaries as of June 30, 2013 and December 31, 2012, and the related consolidated statements of operations, comprehensive income, and cash flows for the three and six month periods ended June 30, 2013 and 2012, and the unaudited consolidated balance sheets of BZ Intermediate Holdings LLC and its subsidiaries as of June 30, 2013 and December 31, 2012, and the related consolidated statements of operations, comprehensive income, and cash flows for the three and six month periods ended June 30, 2013 and 2012.